UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 29, 2015

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-03559	21-0398280

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement

On October 29, 2015, Pepco Holdings, Inc. (Pepco Holdings), Potomac Electric Power Company (Pepco), Delmarva Power & Light Company (DPL), and Atlantic City Electric Company (ACE, and together with Pepco Holdings, Pepco and DPL, each a Borrower and collectively the Borrowers), entered into a consent (the Consent) among certain Credit Lenders (as defined below), Bank of America, N.A., as syndication agent and as an issuer of letters of credit, and Wells Fargo Bank, National Association, as agent on behalf of the various financial institutions (the Credit Lenders) from time to time party to that certain Second Amended and Restated Credit Agreement dated as of August 1, 2011, as amended on August 2, 2012, as extended on June 6, 2013 and as amended on May 20, 2014 and May 1, 2015 (the Credit Agreement), as the swingline lender and as an issuer of letters of credit.

On April 29, 2014, Pepco Holdings entered into an Agreement and Plan of Merger, as amended and restated on July 18, 2014, with Exelon Corporation (Exelon) and Purple Acquisition Corp., an indirect, wholly owned subsidiary of Exelon (Merger Sub), whereby Merger Sub will merge with and into Pepco Holdings, with Pepco Holdings surviving the Merger as an indirect, wholly owned subsidiary of Exelon (the Merger). As the consummation of the Merger would constitute a breach of certain non-financial covenants of the Credit Agreement, on May 20, 2014, Pepco Holdings obtained the consent of certain of the Credit Lenders under the Credit Agreement to consummate the Merger and subsequently convert Pepco Holdings from a Delaware corporation to a Delaware limited liability company (the Conversion), provided that the Merger and Conversion were consummated on or before October 29, 2015. Due to delays in obtaining all required regulatory approvals to consummate the Merger, the Borrowers and the Credit Lenders entered into the Consent in order to permit the consummation of the Merger and the Conversion, provided that each are consummated on or before June 30, 2016.

In the ordinary course of business, the Lenders and their respective affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking and treasury services for the Borrowers, for which they received, or will continue to receive, customary fees or compensation. In addition, affiliates of certain of the Lenders are paying agents under the Borrowers’ respective commercial paper programs.

The foregoing summary of the Consent does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consent attached as Exhibit 10.1 and incorporated herein by reference.

Term Loan

As previously reported, on July 30, 2015, Pepco Holdings entered into a $300,000,000 Term Loan Agreement (the Loan Agreement) with The Bank of Nova Scotia, as Administrative Agent, and the lenders party thereto (the Loan Lenders). As the consummation of the Merger would constitute a breach of certain non-financial covenants of the Loan Agreement, on October 29, 2015 Pepco Holdings, The Bank of Nova Scotia and certain of the Loan Lenders entered into a First Amendment to Loan Agreement (the Amendment) in order to permit Pepco Holdings to consummate the Merger and the Conversion, provided that the Merger and Conversion are consummated on or before June 30, 2016.

The Bank of Nova Scotia, or its affiliates, have in the past provided investment and/or commercial banking services to the Pepco Holdings and its affiliates, including as an underwriter of their securities, and are likely to perform these and other services for the Pepco Holdings in the future. They receive customary fees and commissions for those services.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached as Exhibit 10.2 and incorporated herein by reference.

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Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, (1) uncertainty surrounding the reconsideration process in the District of Columbia and the review and approval of the Merger on terms set forth in the settlement agreement among Pepco Holdings, Exelon, the District of Columbia government and other parties; (2) conditions to the closing of the Merger may not be satisfied; (3) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (4) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (5) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (6) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (7) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (8) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (10) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ and its utility subsidiaries’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; (3) Pepco Holdings’ and its utility subsidiaries’ Annual Report on Form 10-K for the year ended December 31, 2014 in (a) Part I, Item 1A. “Risk Factors,” (b) Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Note (16), “Commitments and Contingencies” to the consolidated financial statements of Pepco Holdings included in Part II, Item 8. “Financial Statements and Supplementary Data; and (4) Pepco Holdings’ and its utility subsidiaries’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 in (a) Part I, Item 1. “Financial Statements,” (b) Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) Part II, Item 1A. “Risk Factors,” In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings and its utility subsidiaries do not undertake any obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings or its utility subsidiaries to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ or its utility subsidiaries’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Consent, dated as of October 29, 2015, by and among Pepco Holdings, Inc., Potomac Electric Power Company, Delmarva Power & Light Company, Atlantic City Electric Company, the various financial institutions from time to time party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association.

10.2	First Amendment to Loan Agreement, dated as of October 29, 2015, by and among Pepco Holdings, Inc., The Bank of Nova Scotia, as Administrative Agent, and the lenders party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY
(Registrants)

Date:	October 29, 2015	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

ATLANTIC CITY ELECTRIC COMPANY
(Registrant)

Date:	October 29, 2015	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Consent, dated as of October 29, 2015, by and among Pepco Holdings, Inc., Potomac Electric Power Company, Delmarva Power & Light Company, Atlantic City Electric Company, the various financial institutions from time to time party thereto, Bank of America, N.A. and Wells Fargo Bank, National Association.

10.2	First Amendment to Loan Agreement, dated as of October 29, 2015, by and among Pepco Holdings, Inc., The Bank of Nova Scotia, as Administrative Agent, and the lenders party thereto.

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